FOURTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     THIS FOURTH AMENDMENT to Employment Agreement is made as of this 20th day of November 1995, between Optical Coating Laboratory, Inc., having its principal place of business at 2789 Northpoint Parkway, Santa Rosa, California ("Employer"), and EMPLOYEE NAME ("Employee").

                                    RECITALS

     WHEREAS, Employer and Employee executed an Employment Agreement as of November 20, 1987 (the "Agreement"); and

     WHEREAS, Employer and Employee desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, the Employment Agreement is amended in its entirety as follows:

First sentence of Paragraph 2 of the Agreement:

     "Employer hereby agrees to employ Employee, and Employee hereby agrees to be employed by Employer, commencing on November 20, 1995 and ending on November 20, 1997, subject to the terms and provisions herein; provided, however, that if a Change in Control occurs within such period, Employee's employment hereunder shall be extended for two (2) years from the date of occurrence of the Change in Control."

Insertion of new Section 6:

     "6. Acceleration of Unvested Stock Options. Upon a Change in Control as defined herein, all unvested outstanding stock options held by Employee shall be immediately exercisable."

     IN WITNESS WHEREOF, parties hereto have executed this Amendment as of the date first above written.

                         OPTICAL COATING LABORATORY, INC.



                         By_________________________________________

                         EMPLOYEE

                         ___________________________________________

                         Address:

                         ___________________________________________


                         ___________________________________________